EXHIBIT 10.2
                                                              ------------

                              WARRANT AGREEMENT


        WARRANT AGREEMENT, dated as of August 15, 1998, between Joseph A. Seher ("Seher") and John M. Lison ("Holder").

                            W I T N E S S E T H:

        WHEREAS, the Holder desires to purchase from Seher, and Seher desires to sell to the Holder, upon the terms and conditions set forth herein, the stock purchase warrant substantially in the form of Exhibit A hereto (the "Warrant");

        NOW, THEREFORE in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        Section 1. DEFINITIONS. The following terms have the meanings set forth below:

        "Common Stock" means the Company's Common Stock, par value $.01 per share, as constituted on the date hereof, and any capital stock into which such Common Stock may thereafter be changed, and shall also include (i) capital stock of the Company of any other class (regardless of how denominated) issued to the holders of shares of Common Stock upon any reclassification thereof which is also not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption and (ii) shares of common stock of any successor or acquiring corporation received by or distributed to the holders of Common Stock of the Company in connection with a consolidation, merger or other business combination contemplated by Section 2.2 of the Warrant.

        "Company" means NACO, Inc., a Delaware corporation.

        "Exercise Price" shall be $100.00 per share of Common Stock, as adjusted from time to time pursuant to the terms of the Warrant.

        "Termination Date" shall mean the earlier of July 31, 2001 or the date on which the Warrant is exercised in full in accordance with the procedures set forth in Section 1.2 of the Warrant.

        "Warrant Price" shall be $8.00 per share of Warrant Stock or $120,000 in the aggregate.

        "Warrant Stock" means the 15,000 shares of the Company's Common Stock deliverable upon exercise of the Warrant, initially as set forth on the signature page of this Agreement, as adjusted from time to time.

        Section 2.  TERMS AND CONDITIONS OF EXECUTION AND DELIVERY OF THE
   WARRANT.

        2.1 DESCRIPTION OF THE WARRANT. Subject to the terms and conditions herein, Seher agrees to sell to the Holder, and the Holder agrees to purchase from Seher, the Warrant. The Warrant to be executed and delivered by Seher under this Agreement shall entitle the Holder to purchase upon exercise of such Warrant that number of shares of the Company's Common Stock as set forth on the signature page of this Agreement, as adjusted from time to time.

        2.2  WARRANT PRICE.

        (a) Subject to Section 2.2(c), the Holder agrees to pay the Warrant Price to Seller according to the following schedule:

        10% of Warrant Price  ($12,000)  Upon execution of this Agreement
        30% of Warrant Price  ($36,000)  July 31, 1999
        30% of Warrant Price  ($36,000)  July 31, 2000
        30% of Warrant Price ($36,000)   July 31, 2001

        (b) Concurrently with the execution of this Agreement, the Holder shall (i) pay in cash to Seher 10% of the Warrant Price ($12,000) for the Warrant Stock, and (ii) execute and deliver to Seher a note, substantially in the form of Exhibit B hereto (the "Note") providing for payment of the balance of the Warrant Price ($108,000).

        (c) In the event that the Warrant is exercised in full, the Warrant Price shall be immediately due and payable by the Holder. In the event that the Warrant is partially exercised, a proportionate amount of the Warrant Price shall be immediately due and payable by the Holder, and the unpaid balance of the Warrant Price shall be paid in accordance with subsections (a)-(b) above.

        Section 3.   REPRESENTATIONS AND WARRANTIES.

        3.1 SEHER REPRESENTATIONS AND WARRANTIES. Seher represents and warrants to the Holder that Seher (a) owns the Warrant Stock free and clear of all liens, charges, security interests, restrictions or other legal or equitable encumbrances and (b) has all requisite power and authority to enter into and perform this Agreement and to sell the Warrant and the Warrant Stock as contemplated herein.

        3.2 HOLDER REPRESENTATIONS AND WARRANTIES. The Holder represents and warrants to Seher that he is acquiring the Warrant for his own account for the purpose of investment and not with a view to any distribution thereof.

        Section 4.  COVENANTS.

        4.1 SUFFICIENCY; GOOD TITLE. Until the Termination Date, Seher agrees to segregate and keep available such number of shares of Warrant Stock to be delivered to the Holder upon the exercise of the

   Warrant. Seher covenants that all shares of Warrant Stock shall, when delivered, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, charges, security interests, restrictions or other legal or equitable encumbrances.

        4.2 ESCROW ACCOUNT. Concurrently with the execution of this Agreement, Seher and Holder shall execute and deliver an Escrow Agreement substantially in the form of Exhibit C hereto (the "Escrow Agreement") providing for the escrow of the Warrant Shares pending the payment in full of the Warrant Price.

        Section 5.  MISCELLANEOUS.

        5.1 NOTICES. Except as otherwise expressly provided herein, all notices referred to in this Warrant Agreement shall be in writing and shall be delivered personally, sent by reputable express courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to Seher at 3637 Buckthorn Lane, Downers Grove, IL 60515 (unless otherwise indicated by Seher) and (ii) to the Holder at 505 N. Lake Shore Drive, Unit #4705, Chicago, Illinois 60611 (unless otherwise indicated by the Holder).

        5.2 EXCLUSION. This Agreement and the Warrant shall be binding upon, and inure solely to the benefit of Seher and the Holder, and no other person shall acquire or have any right under or by virtue of this Agreement or the Warrant.

        5.3 NO WAIVERS. No failure or delay by any party in exercising any rights, power or privilege hereunder or under the Warrant shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

        5.4 AMENDMENTS AND WAIVERS. Any provision of this Agreement or the Warrant may be amended or waived if, but only if, such amendment or waiver is in writing and signed by Seher and the Holder.

        5.5 GOVERNING LAW. This Agreement and the Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

        5.6 COUNTERPARTS. This Agreement may be signed in counterpart, each of which shall be an original, with the same effect as if the signatories thereto and hereto were upon the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.



                                 /s/ Joseph A. Seher
                                 ----------------------------------------
                                 Joseph A. Seher


                                 /s/ John M. Lison
                                 ----------------------------------------
                                 John M. Lison
                                 (Warrant to purchase 15,000 shares of
                                 the Company's Common Stock owned by
                                 Joseph A. Seher)

                                                 EXHIBIT A to EXHIBIT 10.2



   * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * **
   * THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE BEEN       *
   * ACQUIRED BY THE HOLDER FOR HIS OWN ACCOUNT, FOR INVESTMENT         *
   * PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION OF SUCH           *
   * SECURITIES.  THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY    *
   * HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS      *
   * AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAW AND MAY *
   * NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFEC-  *
   * TIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE *
   * SECURITIES LAW OR AN EXEMPTION THEREFROM OR THE PROVISIONS OF THIS *
   * WARRANT.                                                           *
   * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * **

                           STOCK PURCHASE WARRANT

   Date of Issuance: August 15, 1998
   Certificate No. W-1


        For value received, Joseph A. Seher ("Seher"), hereby grants to John M. Lison (the "Holder") the right to purchase from Seher 15,000 shares of Warrant Stock (as determined and adjusted pursuant to Section 1.1 and Section 2 and from time to time hereunder) at a price per share of $100.00 (as adjusted from time to time hereunder, the "Exercise Price"). The amount and kind of securities purchasable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant. This Warrant is executed and delivered pursuant to the terms of the Warrant Agreement, dated of even date herewith, between Seher and the Holder (the "Warrant Agreement"). Certain capitalized terms used herein are defined in Section 1 of the Warrant Agreement. The amount and kind of securities purchasable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

        This Warrant is subject to the following provisions:

        Section 1.  EXERCISE OF WARRANT.

             1.1. EXERCISE PERIOD. At any time or from time to time from the date hereof until 5:00 P.M., Central Time on July 1, 2001 (the "Exercise Period"), the Holder may exercise, in whole or in part, the right to purchase 15,000 shares of the Company's Common Stock (subject to adjustment pursuant to Section 2 hereunder).

             1.2. EXERCISE PROCEDURE.

             (i) This Warrant shall be deemed to have been exercised when Seher has received all of the following items (the "Exercise Time"):

                       (a) a completed Exercise Agreement, as described in Section 1.3 below and in substantially the form set forth in EXHIBIT I hereof, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

                       (b)  this Warrant;

                       (c) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in EXHIBIT II hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Holder shall have complied with the provisions set forth in Section 5 hereof; and

                       (d)  a check or wire transfer of immediately
             available funds payable to Seher in an amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased upon such exercise.

             (ii) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant shall be delivered by Seher to the Purchaser within five business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, Seher shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such five-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

             (iii) The Warrant Stock deliverable upon the exercise of this Warrant shall be deemed to have been transferred to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Warrant Stock at the Exercise Time.

             1.3. EXERCISE AGREEMENT. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in
   EXHIBIT I hereto, except that if the shares of Warrant Stock are not to be held in the name of the Holder, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Warrant Stock are to be held, and if the number of shares of Warrant Stock to be delivered does not include all the shares of Warrant Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof. For purposes of this Warrant, "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

        Section 2. ADJUSTMENT OF NUMBER OF SHARES. In order to prevent dilution of the rights granted under this Warrant, the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 2.

             2.1. STOCK DIVIDENDS, SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time declares a dividend or makes a distribution on its Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), the Holder shall thereafter be entitled to purchase the aggregate number of any kind of shares which, if the Warrant had been exercised immediately prior to such event, such Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend or distribution and the Exercise Price and Warrant Price in effect immediately prior to the record date shall automatically be adjusted to allow the purchase of such aggregate number and kind of shares. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the number of shares of Warrant Stock obtainable upon exercise of this Warrant immediately prior to such subdivision shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the number of shares of Warrant Stock obtainable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased.

             2.2. MINIMUM ADJUSTMENT.  No adjustment pursuant to Section
   2.1 in the number of shares of Warrant Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one whole share; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 2.2 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2 shall be made to the nearest share.

             2.3 CONSOLIDATION, MERGER OR BUSINESS COMBINATION. In case the Company shall consolidate, merge or enter into a business combination with another corporation and pursuant to the terms of such consolation, merger or business combination, shares of common stock of the successor or acquiring corporation or any cash, shares of stock or other securities or property of any nature whatsoever in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property") are to be received by or distributed to holders of the Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of the Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such merger, consolidation or business combination by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.

             2.4 NOTICES. Immediately upon any adjustment of the number of shares of Warrant Stock obtainable upon exercise of this Warrant, Seher shall give written notice thereof to the Holder, setting forth in reasonable detail the calculation of such adjustment.

        Section 3. NO VOTING RIGHTS; LIMITATIONS OF LIABILITY. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such holder for the Exercise Price of Warrant Stock acquirable by exercise hereof or as a stockholder of the Company.

        Section 4. REPLACEMENT. Upon receipt of evidence reasonably satisfactory to Seher (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to Seher, or, in the case of any such mutilation upon surrender of such certificate, Seher shall execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

        Section 5. NOTICES. Except as otherwise expressly provided herein, all notices referred to in this Warrant shall be in writing and shall be delivered personally, sent by reputable express courier service (charges prepaid) or sent by registered or certified mail, return receipt requested, postage prepaid and shall be deemed to have been given when so delivered, sent or deposited in the U.S. Mail (i) to Seher, at 3637 Buckthorn Lane, Downers Grove, IL 60515 (unless otherwise indicated by Seher) and (ii) to the Holder at 505 N. Lake Shore Drive, Unit #4705, Chicago, Illinois 60611 (unless otherwise indicated by the Holder).

        Section 6.  AMENDMENT AND WAIVER.  Any provision of this
   Agreement or the Warrant may be amended or waived if, but only if, such amendment or waiver is in writing and signed by Seher and the Holder.

        Section 7. DESCRIPTIVE HEADINGS; GOVERNING LAW. The descriptive headings of the several Sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate law of the State of Delaware shall govern all questions concerning the relative rights of the Company and its stockholders. The construction, validity and interpretation of this

   Warrant shall be governed by the internal law, and not the conflicts law, of the State of Delaware.

        IN WITNESS WHEREOF, Joseph A. Seher has signed this Warrant as of its Date of Issuance.



                                 ----------------------------------------
                                 Joseph A. Seher

                                                  EXHIBIT I to EXHIBIT 10.2


                             EXERCISE AGREEMENT
             [To be executed only upon exercise of the Warrant]


   To:  Joseph A. Seher                      Dated:______________________


        The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-1), hereby agrees to purchase _______ shares of the Warrant Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.



                                      Signature: ________________________

                                      Address: __________________________

                                      ___________________________________

                                                EXHIBIT II to EXHIBIT 10.2


                                 ASSIGNMENT



        FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (Certificate No. W- 1) with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:


   Names of Assignee        Address                       No. of Shares
   -----------------        -------                       -------------





   Dated: _______________             Signature: ________________________

                                      Address:___________________________

                                      ___________________________________